UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  October 8, 2004
                                                        ---------------


                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                     0-26396                 65-0538630
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  (State or other jurisdiction        (Commission            (I.R.S. Employer
       of incorporation)              File Number)          Identification No.)


    8685 Northwest 53rd Terrace, Miami, Florida                   33166
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     (Address of principal executive offices)                   (Zip Code)


   Registrant's telephone number, including area code:   (305) 593-0770
                                                         --------------

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                     Item 3.01  Notice of Delisting or Failure to Satisfy a
                     Continued Listing Rule or Standard; Transfer of Listing
                     -------------------------------------------------------

                     On October 8, 2004, the Company received a letter from the staff of the NASDAQ Stock Market (which maintains the principal listing for the Company's Common Stock and Class A Common Stock) (i) advising the Company that it had not satisfied NASDAQ Marketplace Rule 4350 (h) in connection with the recent issuance (the "Transaction") of the Company's Series B Convertible Preferred Stock (the "Preferred Stock") to BFC Financial Corporation ("BFC"), and
           (ii) requesting the Company to submit a plan "to achieve and sustain compliance" in connection with the staff's review of the Company's eligibility for continued listing.

                     Marketplace Rule 4350(h) requires, among other things, that related party transactions be "approved by the company's audit committee or another independent body of directors." Since Mr. Abdo, a director of the Company, is also a director, officer and principal shareholder of BFC, the Transaction is deemed to be a related party transaction.

                     The business reasons underlying the issuance of the Preferred Stock and the fundamental economic terms and conditions thereof were considered and approved by the entire Board of Directors (including each of the Company's independent directors) at a series of meetings held over several months. At the conclusion of that process, BFC submitted an offer to purchase the Preferred Stock. In light of the potential conflict of interest, Mr. Abdo excused himself from the Board of Directors meeting at which the BFC offer was discussed and approved. Each of the independent directors (other than Mr. Abdo) voted to approve the Transaction at that meeting. However, non-independent directors (including Messrs. Joel Schwartz, Taka Yoshimoto and Kevin Aoki) participated in the meeting. The staff of NASDAQ has advised the Company that this approval was "defective under Nasdaq rules because non-independent directors participated in the approval process, i.e. an independent body of the board did not meet separately to consider and vote on the transaction."

                     The Company has advised the staff of NASDAQ that the Company's Audit Committee (which is composed of independent directors who participated in the prior consideration of these issues) will review the Transaction at its next meeting to be held on or before November 9, 2004 and consider its ratification, and that, in the event that the Audit Committee fails to so ratify the Transaction, the Company will take such other actions, including if necessary securing a third party purchaser for the Preferred Stock, as may be necessary to ensure compliance with the NASDAQ listing requirements.

                                   SIGNATURES

                               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           BENIHANA INC.



                                           By: /s/ Michael R. Burris
                                           ----------------------------
                                               Michael R. Burris
                                               Senior Vice President of
                                               Finance and Treasurer